Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

11. Subsequent Events

On July 31, 2015, we entered into an asset purchase agreement with Medac Health Services, P.A., or Medac, and its shareholders to purchase certain assets used by Medac in the operation of its four urgent care centers in the greater Wilmington, North Carolina area. In connection with the purchase of the Medac assets, we will assume or enter into new leases for the four centers and then sublease them to Medac. The purchase price for the assets is $5,600,000, with $5,040,000 payable in cash at closing and the balance of $560,000 payable in the form of a promissory note with interest at 5% per annum and maturing 18 months after the closing. The asset purchase agreement provides that consummation of the transaction is subject to the satisfaction or waiver of certain conditions, including our receipt of financing in an amount no less than $5,600,000. In order to close this acquisition, we will require additional capital which we expect to raise through the offering discussed in Note 3.
On August 12, 2015 we amended the December 2014 credit agreement (a) to provide for $1,000,000 of additional borrowing capacity, and (b) to extend the maturity date to October 1, 2016. In connection with the $1,000,000 increase in the line of credit under the December 2014 credit agreement, we issued warrants to the guarantors to purchase an additional 300,000 shares of our common stock at $1.70 per share, subject to certain adjustments under certain circumstances, in consideration of their guaranteeing such indebtedness. The warrants vested immediately and are exercisable at any time prior to their expiration on August 12, 2020.